NEWS RELEASE

For Immediate Release
Investor Contact: Dave Prichard 262-636-8434 d.a.prichard@na.modine.com
Media Contact: Lori Stafford 262-636-1001 l.stafford@na.modine.com

Modine Provides Minor Changes to Unaudited, Pro Forma Historical Earnings Statements for Classification of Former Aftermarket Business as a Discontinued Operation and Announces Updated Charge to Discontinued Operations for Fiscal 2006 Second Quarter Financial Statements

Racine, WI, November 7, 2005 - Modine Manufacturing Company (NYSE: MOD), a diversified world leader in thermal management technology and solutions, today issued minor changes to portions of unaudited, pro forma historical earnings statements recently issued when the Company announced the classification of its former Aftermarket business, which was spun off on July 22 and merged with Transpro, Inc. (now known as Proliance International, Inc.), as a discontinued operation.

These unaudited, pro forma historical financial statements, as well as expanded operating segment financial information, have been provided for the first quarter of fiscal 2006, by quarter for fiscal 2005, and annually for fiscal years 2005, 2004 and 2003.

All unaudited, pro forma earnings statements have been labeled with dollar and per share headings, and the quarterly earnings statements for fiscal 2005 and the first quarter of fiscal 2006 have been updated with the correct quarterly period dates.

The complete unaudited, pro forma historical earnings statements and expanded operating segment financial information containing these changes are provided with this press release. They may also be accessed by visiting Modine’s Web site at www.modine.com.

Modine also confirmed that it recorded a charge to discontinued operations of $54.1 million, or $(1.56) per fully diluted share in the Company’s fiscal 2006 second quarter, in line with prior guidance. The charge was comprised of a $50.4 million non-cash charge to reflect the difference between the value that Modine shareholders received in Proliance International, Inc. of $51.3 million, a function of the price of Transpro, Inc. stock at the time of the closing, and the $101.7 million in asset carrying value of Modine’s Aftermarket business; a $3.2 million non-cash foreign currency translation loss recognized upon disposition; and $0.5 million in unreimbursed expenses incurred as part of the transaction. This charge was reported in the Company’s fiscal 2006 second quarter earnings release on October 19 as $50.8 million but had been reported in an earlier release that same day as $48.2 million.

In addition, Modine said it made other minor classification and labeling changes to its income statement and statement of cash flows issued with its fiscal 2006 second quarter earnings release on October 19, 2005. The revised income statement and statement of cash flows reflecting the $54.1 million charge to discontinued operations and classification changes are also provided with this press release.

Founded in 1916, Modine specializes in thermal management systems and components, bringing heating and cooling technology and solutions to diversified global markets. The Company’s products are used in light, medium, and heavy-duty vehicles, HVAC equipment, industrial equipment, refrigeration systems, fuel cells and electronics. Modine has more than 8,200 employees and 35 facilities in 15 countries worldwide. More information can be found at www.modine.com.

Modine Manufacturing Company
Consolidated statements of earnings (unaudited)*
		(In thousands, except per-share amounts)

	Three months ended September 26,		Six months ended September 26,
	2005	2004	2005	2004
Net sales	$404,152	$306,717	$800,990	$597,946
Cost of sales	324,366	242,924	640,932	471,800
Gross profit	79,786	63,793	160,058	126,146
Selling, general, & administrative expenses	56,651	42,206	107,204	81,906
Restructuring	-	(600)	-	922
Income from operations	23,135	22,187	52,854	43,318
Interest (expense)	(1,837)	(1,498)	(3,381)	(2,764)
Other income - net	607	1,558	3,278	2,531
Earnings from continuing operations before income taxes	21,905	22,247	52,751	43,085
Provision for income taxes	7,583	8,327	17,731	16,653
Earnings from continuing operations	14,322	13,920	35,020	26,432

Earnings from discontinued operations (net of income taxes)	404	132	457	1,429
Loss on spin off of discontinued operations	(54,068)	-	(54,068)	-
Net (loss)/earnings	($39,342)	$14,052	($18,591)	$27,861

Earnings from continuing operations as a percent of net sales	3.5%	4.5%	4.4%	4.4%

Earnings per share from continuing operations:
Basic	$0.42	$0.41	$1.02	$0.78
Diluted	$0.41	$0.40	$1.01	$0.77
Net (loss)/earnings per share:
Basic	($1.14)	$0.41	($0.54)	$0.82
Diluted	($1.14)	$0.41	($0.54)	$0.81
Weighted average shares outstanding:
Basic	34,185	34,018	34,257	33,975
Diluted	34,779	34,415	34,705	34,339

Net cash provided by operating activities	$27,739	$28,976	$49,992	$31,676
Dividends paid per share	$0.1750	$0.1525	$0.3500	$0.3050

Comprehensive (loss)/earnings, which represent net earnings adjusted by the change in foreign-currency translation, minimum pension liability, and a cashflow hedge of a benchmark interest rate for a forecasted debt borrowing, recorded in shareholders' equity,for the periods ended September 26, 2005 and 2004, respectively, were ($37,211) and $15,624 for 3 months, and ($34,885) and $23,713 for 6 months.

Consolidated condensed balance sheets (unaudited)
(In thousands)
Sept. 26, 2005		March 31, 2005
Assets
Cash and cash equivalents	$66,464	$55,091
Trade receivables - net	240,570	251,734
Inventories	91,900	149,781
Other current assets	45,984	52,724
Total current assets	444,918	509,330
Property, plant, and equipment - net	460,208	496,180
Other noncurrent assets	170,914	146,645
Total assets	$1,076,040	$1,152,155
Liabilities
Debt due within one year	$108	$64,912
Accounts payable	148,670	159,876
Other current liabilities	113,889	120,306
Total current liabilities	262,667	345,094
Long-term debt	160,961	40,724
Deferred income taxes	42,593	44,072
Other noncurrent liabilities	61,156	62,485
Total liabilities	527,377	492,375
Shareholders' equity	548,663	659,780
Total liabilities & shareholders' equity	$1,076,040	$1,152,155

*Certain prior-year amounts have been reclassified in the consolidated financial statements to conform with the current year presentation. These include a reclassification of certain other income & expense items to sales,
S.G.&A. and manufacturing overhead, along with additional allocations of certain centralized services expenses from corporate and administrative expenses to the attributable individual segments and their divisions in order to more accurately reflect their operating results.

Modine Manufacturing Company
Condensed consolidated statements of cash flows (unaudited)*
	(In thousands)
Six months ended September 26,		2005	2004

Net (loss) / earnings		($18,591)	$27,861
Adjustments to reconcile net (loss)/earnings with cash provided by operating activities:
Depreciation and amortization		36,145	32,857
Loss on spin-off of aftermarket business		53,611	-
Other - net		1,980	1,388
		73,145	62,106

Net changes in operating assets and liabilities		(23,153)	(30,430)

Cash flows provided by operating activities		49,992	31,676

Cash flows from investing activities:
Expenditures for plant, property, & equipment		(30,136)	(29,770)
Acquisitions, net of cash		(37,491)	(82,605)
Spin-off of aftermarket business (cash transferred)		(3,725)	-
Proceeds for dispositions of assets		-	1,125
Other- net		198	(546)
Net cash (used for) investing activities		(71,154)	(111,796)

Cash flows from financing activities:
Net increase/(decrease) in debt		60,000	52,166
Settlement of derivative contract		(1,794)	-
Cash proceeds from exercise of stock options		8,597	3,816
Repurchase of common stock, treasury & retirement		(24,261)	(483)
Cash dividends paid		(12,140)	(10,424)
Other - net		4,526	5,165
Net cash provided by financing activities		34,928	50,240

Effect of exchange rate changes on cash		(2,393)	(596)

Net increase / (decrease) in cash and cash equivalents		11,373	(30,476)

Cash and cash equivalents at beginning of the period		55,091	69,758

Cash and cash equivalents at end of the period		$66,464	$39,282

Condensed segment operating results (unaudited)**
(In thousands)

	Three months ended September 26,			Six months ended September 26,
	2005	2004		2005	2004
Sales:
Original Equipment - Americas	$172,607	$142,855		$337,537	$284,378
Original Equipment - Asia	49,722	14,215		107,549	14,215
Original Equipment - Europe	128,740	116,783		268,733	238,633
Commercial HVAC&R	46,093	24,498		74,549	43,497
Other	8,201	8,030		14,989	16,432
Segment sales	405,363	306,381		803,357	597,155
Corporate and Administrative	774	1,271		1,567	2,424
Eliminations	(1,985)	(935)		(3,934)	(1,633)
Net sales	$404,152	$306,717		$800,990	$597,946

Operating earnings/(loss):
Original Equipment - Americas	$22,919	$19,672		$43,845	$40,966
Original Equipment - Asia	(687)	626		1,874	626
Original Equipment - Europe	16,954	13,920		37,969	28,096
Commercial HVAC&R	4,207	2,808		6,430	4,745
Other	(3,232)	(3,104)		(7,284)	(7,631)
Segment earnings	40,161	33,922		82,834	66,802
Corporate and Administrative Expenses	(17,443)	(11,771)		(30,427)	(23,522)
Eliminations	27	39		57	36
Other Items Not Allocated to a Segment	(840)	57		287	(231)
Earnings from continuing operations before income taxes	$21,905	$22,247		$52,751	$43,085

** Prior year segment results have been reclassified to conform to the current year presentation.
In the current year, six months of the Korean and Chinese acquisitions results are included in Original Equipment - Asia segment and six months of the Jackson, Mississippi acquisition results are included in the Original Equipment - Americas segment, while four months of the Airedale acquisition results are included in the Commercial HVAC&R segment. The Korean acquisition was included for one month in the prior year while the Chinese, Jackson, and Airedale acquisitions were not included in the prior periods as they were acquired later in fiscal 2005 and fiscal 2006.

** Definition - Return from continuing operations on average capital employed (ROACE)
The sum of, earnings from continuing operations and adding back after-tax interest (interest expense less the tax benefit at the total company effective tax rate), divided by the average, total debt plus shareholders' equity: this is a financial measure of the profit generated on the total capital invested in the company before any interest expenses payable to lenders, net of any tax effect.

Management discussion concerning the use of the financial measure - Return from continuing operations on average capital employed
Return from continuing operations on average capital employed is not a measure derived under generally accepted accounting principles
(GAAP) and should not be considered as a substitute for any measure derived in accordance with GAAP. Management believes that return from continuing operations on capital employed provides investors with helpful supplemental information about the Company's performance, ability to provide an acceptable return on all the capital utilized by the Company, and ability to fund growth. This measure may not be consistent with similar measures presented by other companies.

Modine Manufacturing Company
Return from continuing operations on average capital employed (unaudited)
(In thousands)
Trailing four quarters ended September 26,	2005

Earnings from continuing operations	$70,276
Plus interest expense from continuing operations net of tax benefit at total company effective tax rate	4,536
Net return	$74,812

Divided by:
Average capital (debt + equity, last five quarter ends / divided by 5)	$675,736

Return from continuing operations on average capital employed	11.1%

Interest expense from continuing operations	$6,946
Total company effective tax rate	34.7%
Tax benefit	2,410
Interest expense, net of tax benefit	$4,536

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)

	Historical Modine		Adjusted	Discontinued	Continuing
For the year ended March 31, 2003	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$1,092,075	$2,653	$1,094,728	($231,739)	$862,989
Cost of sales	826,417	6,876	833,293	(155,217)	678,076

Gross profit	265,658	(4,223)	261,435	(76,522)	184,913
Selling, general, and administrative expenses	214,121	(9,984)	204,137	(70,795)	133,342
Restructuring charges	(1,555)	0	(1,555)	(178)	(1,733)

Income from operations	53,092	5,761	58,853	(5,549)	53,304
Interest expense	(6,026)	0	(6,026)	631	(5,395)
Other income--net	7,961	(5,761)	2,200	1,789	3,989

Earnings before income taxes from continuing operations	55,027	0	55,027	(3,129)	51,898
Provision for income taxes	20,669	0	20,669	(2,159)	18,510

Earnings before cumulative effect of accounting change (continuing ops)	34,358	0	34,358	(970)	33,388

Cumulative effect of change in accounting for:
Goodwill impairment (net of 1,136 income tax benefit)	(21,692)	--	(21,692)	21,692	0

Net earnings	$12,666	$0	$12,666	$20,722	$33,388

Net earnings per share (before cumulative effect of accounting change):

Basic	$1.03		$1.03		$1.00
Diluted	$1.02		$1.02		$0.99

Weighted average shares outstanding:
Basic	33,652		33,652		33,652
Diluted	33,758		33,758		33,758

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)

	Historical Modine		Adjusted	Discontinued	Continuing
For the year ended March 31, 2004	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$1,199,799	$6,086	$1,205,885	($225,210)	$980,675
Cost of sales	914,569	6,197	920,766	(151,608)	769,158

Gross profit	285,230	(111)	285,119	(73,602)	211,517
Selling, general, and administrative expenses	235,283	(13,979)	221,304	(67,106)	154,198
Restructuring charges	(119)	0	(119)	49	(70)

Income from operations	50,066	13,868	63,934	(6,545)	57,389
Interest expense	(5,429)	0	(5,429)	405	(5,024)
Other income--net	19,074	(13,868)	5,206	(104)	5,102

Earnings before income taxes from continuing operations	63,711	0	63,711	(6,244)	57,467
Provision for income taxes	23,274	0	23,274	(1,300)	21,974

Net earnings	$40,437	$0	$40,437	($4,944)	$35,493

Net earnings per share:

Basic	$1.19		$1.19		$1.05
Diluted	$1.19		$1.19		$1.04

Weighted average shares outstanding:
Basic	33,922		33,922		33,922
Diluted	34,073		34,073		34,073

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)

	Historical Modine		Adjusted	Discontinued	Continuing
For the year ended March 31, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$1,543,930	$4,085	$1,548,015	($205,599)	$1,342,416
Cost of sales	1,193,821	8,517	1,202,338	(139,762)	1,062,576

Gross profit	350,109	(4,432)	345,677	(65,837)	279,840
Selling, general, and administrative expenses	264,088	(13,499)	250,589	(67,198)	183,391
Restructuring charges	1,031	0	1,031	0	1,031

Income from operations	84,990	9,067	94,057	1,361	95,418
Interest expense	(6,365)	0	(6,365)	36	(6,329)
Other income--net	18,251	(9,067)	9,184	(356)	8,828

Earnings before income taxes from continuing operations	96,876	0	96,876	1,041	97,917
Provision for income taxes	35,214	0	35,214	1,017	36,231

Net earnings	$61,662	$0	$61,662	$24	$61,686

Net earnings per share:

Basic	$1.81		$1.81		$1.81
Diluted	$1.79		$1.79		$1.79

Weighted average shares outstanding:
Basic	34,092		34,092	34,092	34,092
Diluted	34,480		34,480	34,480	34,480

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)
	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended June 26, 2004	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$347,362	$1,265	$348,627	($57,398)	$291,229
Cost of sales	265,202	1,773	266,975	(38,099)	228,876

Gross profit	82,160	(508)	81,652	(19,299)	62,353
Selling, general, and administrative expenses	59,485	(3,097)	56,388	(16,688)	39,700
Restructuring charges	1,522	0	1,522	0	1,522

Income from operations	21,153	2,589	23,742	(2,611)	21,131
Interest expense	(1,277)	0	(1,277)	11	(1,266)
Other income--net	3,572	(2,589)	983	(6)	977

Earnings before income taxes from continuing operations	23,448	0	23,448	(2,606)	20,842
Provision for income taxes	9,639	0	9,639	(1,313)	8,326

Net earnings	$13,809	$0	$13,809	($1,293)	$12,516

Net earnings per share:

Basic	$0.41		$0.41		$0.37
Diluted	$0.40		$0.40		$0.37

Weighted average shares outstanding:
Basic	33,932		33,932		33,932
Diluted	34,264		34,264		34,264

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended September 26, 2004	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$363,620	$1,273	$364,893	($58,176)	$306,717
Cost of sales	280,488	2,275	282,763	(39,839)	242,924

Gross profit	83,132	(1,002)	82,130	(18,337)	63,793
Selling, general, and administrative expenses	63,451	(3,207)	60,244	(18,038)	42,206
Restructuring charges	(600)	0	(600)	0	(600)

Income from operations	20,281	2,205	22,486	(299)	22,187
Interest expense	(1,507)	1	(1,506)	8	(1,498)
Other income--net	3,766	(2,205)	1,561	(5)	1,556

Earnings before income taxes from continuing operations	22,540	1	22,541	(296)	22,245
Provision for income taxes	8,488	1	8,489	(162)	8,327

Net earnings	$14,052	($0)	$14,052	($134)	$13,918

Net earnings per share:

Basic	$0.41		$0.41		$0.41
Diluted	$0.41		$0.41		$0.40

Weighted average shares outstanding:
Basic	34,018		34,018		34,018
Diluted	34,415		34,415		34,415

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended December 26, 2004	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$418,398	$748	$419,146	($44,112)	$375,034
Cost of sales	322,713	2,421	325,134	(31,092)	294,042

Gross profit	95,685	(1,673)	94,012	(13,020)	80,992
Selling, general, and administrative expenses	70,428	(3,743)	66,685	(17,119)	49,566
Restructuring charges	109	0	109	0	109

Income from operations	25,148	2,070	27,218	4,099	31,317
Interest expense	(1,641)	0	(1,641)	7	(1,634)
Other income--net	6,652	(2,070)	4,582	2	4,584

Earnings before income taxes from continuing operations	30,159	(0)	30,159	4,108	34,267
Provision for income taxes	11,213	0	11,213	1,714	12,927

Net earnings	$18,946	($0)	$18,946	$2,394	$21,340

Net earnings per share:

Basic	$0.56		$0.56		$0.63
Diluted	$0.55		$0.55		$0.62

Weighted average shares outstanding:
Basic	34,142		34,142		34,142
Diluted	34,550		34,550		34,550

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended March 31, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$414,550	$799	$415,349	($45,912)	$369,437
Cost of sales	325,418	2,042	327,460	(30,733)	296,727

Gross profit	89,132	(1,243)	87,889	(15,179)	72,710
Selling, general, and administrative expenses	70,722	(3,449)	67,273	(15,352)	51,921
Restructuring charges	0	0	0	0	0

Income from operations	18,410	2,206	20,616	173	20,789
Interest expense	(1,941)	0	(1,941)	10	(1,931)
Other income--net	4,263	(2,206)	2,057	(345)	1,712

Earnings before income taxes from continuing operations	20,732	0	20,732	(162)	20,570
Provision for income taxes	5,877	0	5,877	778	6,655

Net earnings	$14,855	$0	$14,855	($940)	$13,915

Net earnings per share:

Basic	$0.43		$0.43		$0.40
Diluted	$0.43		$0.43		$0.40

Weighted average shares outstanding:
Basic	34,276		34,276		34,276
Diluted	34,690		34,690		34,690

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(In thousands, except per share amounts)

	Historical Modine		Adjusted	Discontinued	Continuing
For the quarter ended June 26, 2005	as reported	Reclassifications	Historical Modine	Operations	Operations

Net sales	$450,930	$0	$450,930	($54,094)	$396,836
Cost of sales	353,778	0	353,778	(37,213)	316,565

Gross profit	97,152	0	97,152	(16,881)	80,271
Selling, general, and administrative expenses	67,333	0	67,333	(16,780)	50,553
Restructuring charges	0	0	0	0	0

Income from operations	29,819	0	29,819	(101)	29,718
Interest expense	(1,551)	0	(1,551)	7	(1,544)
Other income--net	2,712	0	2,712	(41)	2,671

Earnings before income taxes from continuing operations	30,980	0	30,980	(135)	30,845
Provision for income taxes	10,229	0	10,229	(81)	10,148

Net earnings	$20,751	$0	$20,751	($54)	$20,697

Net earnings per share:

Basic	$0.60		$0.60		$0.60
Diluted	$0.60		$0.60		$0.60

Weighted average shares outstanding:
Basic	34,329		34,329		34,329
Diluted	34,631		34,631		34,631

Modine Manufacturing Company
Unaudited proforma segment operating results
(In thousands)

	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter
	FY2006	FY2005	FY2005	FY2005	FY2005
Sales
Original Equipment - Americas	$164,930	$159,238	$146,413	$142,855	$141,523
Original Equipment - Asia	57,827	49,811	52,405	14,215	-
Original Equipment - Europe	139,993	123,029	133,919	116,783	121,850
Commercial HVAC&R	28,456	27,407	31,904	24,498	18,999
Other	6,788	10,652	10,551	8,029	8,401
Segment Sales	$397,994	$370,137	$375,192	$306,380	$290,773
Corporate and Administrative	793	667	737	1,272	1,153
Eliminations	(1,949)	(1,368)	(895)	(935)	(698)
Sales from Continuing Operations	$396,838	$369,436	$375,034	$306,717	$291,228
Discontinued Operations	54,092	45,912	44,112	58,176	57,399
Total Net Sales	$450,930	$415,348	$419,146	$364,893	$348,627

Operating Income/(Loss)

Original Equipment - Americas	$20,926	$22,704	$20,339	$19,672	$21,294
Original Equipment - Asia	2,561	(468)	1,778	626	-
Original Equipment - Europe	21,015	12,837	20,990	13,920	14,176
Commercial HVAC&R	2,223	3,451	5,186	2,808	1,937
Other	(4,053)	(2,300)	(1,369)	(3,104)	(4,527)
Segment Income	$42,672	$36,224	$46,924	$33,922	$32,880
Corporate and Administrative Expenses	(12,984)	(15,494)	(15,654)	(11,771)	(11,751)
Eliminations	29	62	37	38	-
Other Items Not Allocated to Segments	1,128	(224)	2,960	56	(287)
Segment Income from Continuing Operations	30,845	20,568	34,267	22,245	20,842
Discontinued Operations	135	162	(4,108)	296	2,608
Discontinued Operations - Cumulative effect of change
in accounting for goodwill impairment
Earnings Before Income Taxes	$30,980	$20,730	$30,159	$22,541	$23,450

		Full Year	Full Year	Full Year
(In thousands)		FY2005	FY2004	FY2003
Sales
Original Equipment - Americas		$590,029	$459,459	$417,317
Original Equipment - Asia		116,431	-	-
Original Equipment - Europe		495,581	389,091	330,028
Commercial HVAC&R		102,808	88,738	85,812
Other		37,633	40,176	33,878
Segment Sales		$1,342,482	$977,464	$867,035
Corporate and Administrative		3,829	5,874	2,423
Eliminations		(3,895)	(2,663)	(6,469)
Sales from Continuing Operations		$1,342,416	$980,675	$862,989
Discontinued Operations		205,599	225,210	231,739
Total Net Sales		$1,548,015	$1,205,885	$1,094,728

Operating Income/(Loss)

Original Equipment - Americas		$84,009	$60,944	$57,919
Original Equipment - Asia		1,936	-	-
Original Equipment - Europe		61,923	44,995	39,551
Commercial HVAC&R		13,382	11,143	11,515
Other		(11,300)	(12,979)	(11,382)
Segment Income		$149,950	$104,103	$97,603
Corporate and Administrative Expenses		(54,670)	(46,866)	(44,430)
Eliminations		137	150	131
Other Items Not Allocated to Segments		2,500	80	(1,406)
Segment Income from Continuing Operations		97,917	57,467	51,898
Discontinued Operations		(1,041)	6,244	3,129
Discontinued Operations - Cumulative effect of change
in accounting for goodwill impairment				(22,830)
Earnings Before Income Taxes		$96,876	$63,711	$32,197